EXHIBIT 99.1

ENSCO INTERNATIONAL INCORPORATED Contract Status of Offshore Rig Fleet As of September 15, 2005

Statements contained in this Contract Status of Offshore Rig Fleet report including information regarding the Company's estimated rig availability, contract duration or future day rates, customers or contract status are forward-looking statements. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include references to estimated rig availability, future day rates, customers, contracts or rig utilization. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. The factors that could cause actual results to differ materially from those in the forward-looking statements include the following: (i) renegotiation or adjustment of day rates (ii) timing of completion of work in progress, (iii) actual duration of wells, (iv) letter of intent or contract cancellations; (v) early contract termination, (vi) actual timing of contract term completion, (vii) finalization, modifications or termination of commitments made verbally or by letters of intent, (viii) new contracts or contract extensions, and (ix) the operational and other risks described from time to time in the Company's SEC filings. Copies of such filings may be obtained at no charge by contacting the Company's Investor Relations Department at 214-397-3045 or the investor relations section of the Company's website at http://www.enscous.com.

All information in this rig status release is as of date posted. The Company undertakes no duty to update the contents of this Offshore Rig Fleet Contract Status report or any forward-looking statement contained therein to conform the statement to actual results or to reflect changes in the Company's expectations.

						Est. Avail/
		Water				Contract
Rig Name	Design	Depth	Customer/Status	Day Rate	Location	Change	Comments

North & South America Gulf of Mexico Jackups
ENSCO 60	Levingston 111-C	300	Taylor Energy	Low 60's	Gulf of Mexico	Oct. 05
ENSCO 68	MLT 84-CE	400	ExxonMobil	Mid 70's	Gulf of Mexico	Jan. 06	Rate increases Oct. 05 to mid 80's, and Nov. 05 to mid 90's
ENSCO 69	MLT 84-S	400	ERT	High 60's	Gulf of Mexico	Oct. 05	Next to ConocoPhillips in Venezuela Jan. 06 to May 07, low 70's
ENSCO 74	MLT Super 116-C	400	Dominion	Low 80's	Gulf of Mexico	Jan. 06	Rate increases Oct. 05 to low 90's
ENSCO 75	MLT Super 116-C	400	Stone	Mid 90's	Gulf of Mexico	Jan. 06	Next to Shell to Sep. 06, low 100's
ENSCO 81	MLT 116-C	350	BP	High 80's	Gulf of Mexico	Oct. 05	Well to well, market rate
ENSCO 82	MLT 116-C	300	Spinnaker	Low 80's	Gulf of Mexico	Sep. 05	Next to Dominion to Nov. 05, low 80's
ENSCO 83	MLT 82 SD-C	250	Gryphon	Low 70's	Gulf of Mexico	Nov. 05
ENSCO 84	MLT 82 SD-C	250	Apache	Low 70's	Gulf of Mexico	Oct. 05
ENSCO 86	MLT 82 SD-C	250	ExxonMobil	Mid 60's	Gulf of Mexico	Sep. 05	Next to shipyard to Feb. 06
ENSCO 87	MLT 116-C	350	Shipyard		Gulf of Mexico	Mar. 06
ENSCO 89	MLT 82 SD-C	250	Shipyard		Gulf of Mexico	Sep. 05	Next to Chevron/Unocal to Apr. 06, low 60's
ENSCO 90	MLT 82 SD-C	250	Apache	Low 70's	Gulf of Mexico	Dec. 05
ENSCO 93	MLT 82 SD-C	250	Hunt Oil	High 50's	Gulf of Mexico	Dec. 05	Well to well
ENSCO 98	MLT 82 SD-C	250	Century	Low 70's	Gulf of Mexico	Sep. 05	Next to Dominion to Nov. 05, low 70's, then to Stone Energy to May 06, mid 70's
ENSCO 99	MLT 82 SD-C	250	ExxonMobil	Mid 60's	Gulf of Mexico	Dec. 05	Well to well, market rate
ENSCO 105	KFELS MOD V-B	400	Houston Expl.	Mid 80's	Gulf of Mexico	Nov. 05
Semisubmersible
ENSCO 7500	Dynamically Positioned	8000	Anadarko	Mid 180's	Gulf of Mexico	Oct. 05	Next to Chevron to Oct. 07, mid 180's
Platform Rigs
ENSCO 25	3000 HP API		Chevron	Mid 30's	Gulf of Mexico	Dec. 06	Well to well
ENSCO 26	3000 HP API		Available		Gulf of Mexico	Sep. 05
ENSCO 29	3000 HP API		Unavailable		Gulf of Mexico		Rig damaged during Hurricane Katrina. Future status unclear.

Note: Highlighted/underlined rig names signify changes in rig status information from the previous month.
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ENSCO INTERNATIONAL INCORPORATED Contract Status of Offshore Rig Fleet As of September 15, 2005

Statements contained in this Contract Status of Offshore Rig Fleet report including information regarding the Company's estimated rig availability, contract duration or future day rates, customers or contract status are forward-looking statements. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include references to estimated rig availability, future day rates, customers, contracts or rig utilization. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. The factors that could cause actual results to differ materially from those in the forward-looking statements include the following: (i) renegotiation or adjustment of day rates (ii) timing of completion of work in progress, (iii) actual duration of wells, (iv) letter of intent or contract cancellations; (v) early contract termination, (vi) actual timing of contract term completion, (vii) finalization, modifications or termination of commitments made verbally or by letters of intent, (viii) new contracts or contract extensions, and (ix) the operational and other risks described from time to time in the Company's SEC filings. Copies of such filings may be obtained at no charge by contacting the Company's Investor Relations Department at 214-397-3045 or the investor relations section of the Company's website at http://www.enscous.com.

All information in this rig status release is as of date posted. The Company undertakes no duty to update the contents of this Offshore Rig Fleet Contract Status report or any forward-looking statement contained therein to conform the statement to actual results or to reflect changes in the Company's expectations.

						Est. Avail/
		Water				Contract
Rig Name	Design	Depth	Customer/Status	Day Rate	Location	Change	Comments

Europe & Africa
North Sea
ENSCO 70	Hitachi K1032N	250	British Gas	High 110's	UK	Nov. 05	Market rate, plus options, then to ATP to Apr. 06, mid 70's, plus options
ENSCO 71	Hitachi K1032N	225	Maersk	High 70's	Denmark	Aug. 06	Possible accommodation mode in 4Q05 at lower rate TBD, plus options
ENSCO 72	Hitachi K1025N	225	ConocoPhillips	Mid 110's	UK	Oct. 05	Market rate, next to Total to Nov. 05, low 80's, plus options
ENSCO 80	MLT 116-CE	225	ConocoPhillips	Mid 110's	UK	Aug. 06	Market rate, plus options
ENSCO 85	MLT 116-C	225	BHPB	Mid 80's	UK	Nov. 05	Next to Newfield to Jan. 06, mid 80's, plus options, then to ExxonMobil to Mar. 06, mid 90's, then to Newfield to Dec. 07, market rate
ENSCO 92	MLT 116-C	225	ConocoPhillips	Mid 110's	UK	Dec. 05	Market rate, plus options
ENSCO 101	KFELS MOD V-A	400	Centrica	Low 80's	UK	Oct. 05	De-mob rate 10 days, then return to operating rate, mid 90's, then to Tullow to Dec. 05, low 100's, then to Mar. 07, market rate, plus options
Africa
ENSCO 100	MLT 150-88-C	350	ExxonMobil	High 80's	Nigeria	Feb. 07	Rate increases Oct. 05 to mid 130's, plus option
Asia & Pacific Rim
Middle East/ India
ENSCO 50	F&G 780 Mod II	300	British Gas	Low 60's	India	Jun. 06	Rate increases Sep. 05 to low 70's, then Dec. 05 to mid 70's, then expect to work to Dec. 06, high 90's, plus options
ENSCO 53	F&G 780 Mod II	300	British Gas	Mid 60's	India	Mar. 06	Next expect to work to Dec. 06, high 90's, plus options
ENSCO 54	F&G 780 Mod II	300	Ras Gas	Mid 50's	Qatar	Aug. 07	Plus options
ENSCO 76	MLT Super 116-C	350	Mobilizing		Saudi Arabia	Sep. 05	Next to Saudi Aramco to Sep. 08, low 100's, plus options
ENSCO 88	MLT 82 SD-C	250	Shipyard		U.A.E.	Nov. 05	Next to Ras Gas to Nov. 07, low 60's, plus options
ENSCO 94	Hitachi 250-C	250	Mobilizing		Qatar	Sep. 05	Next to Ras Gas to Jan. 08, mid 50's, plus options
ENSCO 95	Hitachi 250-C	250	Shipyard		U.A.E.	Oct. 05	Next to Saudi Aramco to Oct. 08, mid 70's, plus options
ENSCO 96	Hitachi 250-C	250	Shipyard		U.A.E.	Nov. 05	Next to Saudi Aramco to Nov. 08, low 80's, plus options
ENSCO 97	MLT 82 SD-C	250	Shipyard		U.A.E.	Oct. 05	Next to Saudi Aramco to Oct. 07, low 80's, plus options
Note: Highlighted/underlined rig names signify changes in rig status information from the previous month.
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ENSCO INTERNATIONAL INCORPORATED Contract Status of Offshore Rig Fleet As of September 15, 2005

Statements contained in this Contract Status of Offshore Rig Fleet report including information regarding the Company's estimated rig availability, contract duration or future day rates, customers or contract status are forward-looking statements. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include references to estimated rig availability, future day rates, customers, contracts or rig utilization. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. The factors that could cause actual results to differ materially from those in the forward-looking statements include the following: (i) renegotiation or adjustment of day rates (ii) timing of completion of work in progress, (iii) actual duration of wells, (iv) letter of intent or contract cancellations; (v) early contract termination, (vi) actual timing of contract term completion, (vii) finalization, modifications or termination of commitments made verbally or by letters of intent, (viii) new contracts or contract extensions, and (ix) the operational and other risks described from time to time in the Company's SEC filings. Copies of such filings may be obtained at no charge by contacting the Company's Investor Relations Department at 214-397-3045 or the investor relations section of the Company's website at http://www.enscous.com.

All information in this rig status release is as of date posted. The Company undertakes no duty to update the contents of this Offshore Rig Fleet Contract Status report or any forward-looking statement contained therein to conform the statement to actual results or to reflect changes in the Company's expectations.

						Est. Avail/
		Water				Contract
Rig Name	Design	Depth	Customer/Status	Day Rate	Location	Change	Comments

Southeast Asia/
Australia
ENSCO 51	F&G 780 Mod II	300	Shell	Low 60's	Brunei	Jan. 08	Rate will adjust Jan. 06 and every six months thereafter
ENSCO 52	F&G 780 Mod II	300	Petronas Carigali	Mid 50's	Malaysia	Jan. 06	Next expect to work to Jul. 06, mid 50's, then expect to work to Jul. 07, mid 90's, plus options
ENSCO 56	F&G 780 Mod II	300	Apache	Mid 70's	Australia	Sep. 05	Next to shipyard to Jan. 06, then to Shell Todd in New Zealand to Jan. 07, high 70's, plus options, then expect to work to Feb. 07, mid 140's plus options
ENSCO 57	F&G 780 Mod II	300	Murphy	High 50's	Malaysia	Jun. 06	Escalating rate: high 50's to Oct. 05, high 60's to Dec. 05, low 90's to Jun. 06, plus options
ENSCO 67	MLT 84-CE	400	Apache	Mid 90's	Australia	Oct. 05	Plus options, then to ROC to Feb. 06, mid 90's, plus options
ENSCO 102	KFELS MOD V-A	400	Esso	Low 100's	Australia	Sep. 05	Next to mobilize to North Sea, then expect to work Jan. 06 to Mar. 07, low 150's, plus options
ENSCO 104	KFELS MOD V-B	400	ConocoPhillips	Mid 80's	Indonesia	Nov. 05	Next to Premier to Feb. 06, mid 80's, then expect to work to May 06, mid 90's, plus options
ENSCO 106	KFELS MOD V-B	400	Apache	Low 100's	Australia	Feb. 06	Plus options
ENSCO 107	KFELS MOD V-B	400	Under construction		Singapore	Feb. 06	Next expect to work in Malaysia to Mar. 06, low 100's, then expect to work in Thailand to May 06, low 100's, then to KNOC in Vietnam to Oct. 06, low 100's, plus options, then expect to work in New Zealand to May 07, mid 180's, plus options
ENSCO 108	KFELS MOD V-B	400	Under construction		Singapore	1Q 07

ENSCO I	Barge Rig		Total	Low 50's	Indonesia	Apr. 07

Note: Highlighted/underlined rig names signify changes in rig status information from the previous month.
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